                                                                    Exhibit 4.31

                                                                  CONFORMED COPY

                              SECOND AMENDMENT TO
                              -------------------
                          WAIVER TO CREDIT AGREEMENT
                          --------------------------

          This SECOND AMENDMENT TO WAIVER TO CREDIT AGREEMENT is dated as of March 30, 2001 (the "Amendment"), is entered into by and among ICG
                     ---------
COMMUNICATIONS, INC., a Delaware corporation, and each of its direct and indirect subsidiaries party to the Agreement (as defined below) (each, individually, a "Borrower" and collectively, the "Borrowers"), THE CHASE
                 --------                         ---------
MANHATTAN BANK, a New York banking corporation, and each of the other commercial banks, finance companies, insurance companies or other financial institutions or funds from time to time party to the Agreement (as defined below) (the

"Lenders"), and THE CHASE MANHATTAN BANK, as agent (the "Agent").
 -------                                                 -----

                                  WITNESSETH:

          WHEREAS, the Borrowers, the Lenders and the Agent are parties to that certain Revolving Credit Agreement dated as of December 4, 2000, as amended by that certain First Amendment to Revolving Credit Agreement dated as of January 31, 2001 (as so amended, the "Agreement"), pursuant to which the Lenders have
                              ---------
made available to the Borrowers a revolving credit and letter of credit facility in an aggregate principal amount not to exceed $350,000,000 and initially not to be less than $200,000,000; and

          WHEREAS, the Borrowers, the Lenders and the Agent are parties to that certain Waiver to Credit Agreement dated as of March 30, 2001, as amended by that certain Amendment to Waiver to Credit Agreement dated as of March 30, 2001 (as so amended, the "Waiver") pursuant to which the Lenders and the Agent waived
                     ------
Borrowers' compliance with certain of the provisions of the Agreement; and

          WHEREAS, the Borrowers have requested the Agent and the Lenders to supplement the Waiver in certain respects to waive compliance with certain related provisions of the Agreement; and

          NOW, THEREFORE, in consideration of the premises and the mutual agreements herein set forth and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

          Section 1.  Definitions.  Capitalized terms used and not otherwise
                      -----------
defined in this Amendment are used as defined in the Agreement.

          Section 2.  Amendments to Waiver.
                      --------------------

          2.1 Section 2.1 of the Waiver is hereby amended in its entirety to read as follows:

                  2.1 On the condition that the Borrowers shall deliver such audited financial statements to the Agent and each of the Lenders on or prior to June 30, 2001, the Lenders hereby waive the provisions of Sections 5.1(a) and 5.1(c) of the Agreement solely to the extent necessary to waive the failure of the Borrowers to deliver to the Agent and each of the Lenders within ninety (90) days after the end of fiscal year 2000 the Borrowers' consolidated and consolidating balance sheets and related statements of income, stockholders' equity and cash flows for fiscal year 2000, all as audited for the Borrowers and their Subsidiaries by their current independent auditor, and the failure of the Borrowers to deliver the financial certifications required to accompany such financial statements in accordance with Section 5.1(c). The Borrowers' failure to deliver such audited financial statements to the Agent and each of the Lenders, together with the opinion of such accountants, Financial Officer certifications and other certificates as required pursuant to Sections 5.1(a) and 5.1(c), on or prior to June 30, 2001 shall constitute a default in Borrowers' performance of Sections 5.1(a) and 5.1(c). The foregoing waiver is effective only in this specific instance, and the Borrowers hereby acknowledge their obligations under Sections 5.1(a) and 5.1(c) of the Agreement and acknowledge that the foregoing waiver shall not in any way waive compliance with the provisions of Sections 5.1(a) and 5.1(c) of the Agreement for fiscal year 2001 or thereafter.

          2.2 Section 2.2 of the Waiver is hereby amended in its entirety to read as follows:

               2.2 The Lenders hereby waive the provisions of Sections 5.1(a), 5.1(b) and 5.6(a) of the Agreement solely to the extent necessary to waive the failure by the Borrowers and their Subsidiaries to maintain or cause to be maintained true and complete books and records in accordance with GAAP of the financial operations of the Borrowers and their Subsidiaries at all times prior to June 30, 2001. The foregoing waiver relates solely to the failure by the Borrowers and their Subsidiaries to comply with the provisions of Financial Accounting Standards Board Statement No. 121, "Accounting for Impairment of Long-Lived Assets and for Long-Lived Assets To Be Disposed Of" ("FAS 121")
                                                                      -------
          as described in the draft auditor's opinion previously delivered to the Agent, and shall not relate to any other non-compliance of such financial statements with the provisions of GAAP. The foregoing waiver is effective only in the specific instances referenced herein and the Borrowers hereby acknowledge their obligations under Sections 5.1(a), 5.1(b) and 5.6 and acknowledge that the foregoing waiver shall not in any way waive compliance with the provisions of such Sections for the purposes of delivery of financial statements prepared in accordance with GAAP for any and all accounting periods ending on or after June 30, 2001. The Borrowers hereby further acknowledge that the foregoing waiver of Borrowers' obligations under Section 5.6 of the Agreement relates solely to non-compliance with the provisions of FAS 121 and shall not in any way waive Borrowers' compliance with
          Section 5.6 at all times from and after June 30, 2001. Accordingly, the Borrowers hereby covenant and agree that the financial statements to be delivered by the Borrowers for the fiscal year ended December

          31, 2000 pursuant to Section 5.1(a) of the Agreement and for the fiscal quarter ending June 30, 2001 pursuant to Section 5.1(b) of the Agreement, and all other financial statements thereafter delivered by the Borrowers pursuant to Sections 5.1(a) and 5.1(b) of the Agreement, shall be prepared in accordance with GAAP, including, without limitation, FAS 121, subject to normal year-end audit adjustments.

          2.3 Section 2.3 of the Waiver is hereby amended in its entirety to read as follows:

               2.3 To the extent, but solely to the extent, that Sections 6.3, 6.4, 6.9 or 6.11 otherwise preclude the Borrowers or their Subsidiaries from entering into such transaction, the Lenders hereby waive the provisions of Sections 6.9 or 6.11 of the Agreement solely to the extent necessary to permit ICG Holdings, Inc. to execute, deliver and perform an agreement providing for: (a) the application of a $10,000,000 security deposit made by ICG Holdings, Inc. under that certain Commercial Lease dated as of January 15, 1998 (the "TriNet
                                                                      ------
          Lease") with TriNet Essential Facilities X, Inc. to cure various
          -----
          defaults under such lease by ICG Holdings, Inc.; (b) a release of ICG Holdings, Inc. from any obligation to pay for the garage construction described therein, which garage is located at 161 Inverness Drive West, Englewood, Colorado; (c) completion of the garage construction described therein; and (d) extension of the lease term to twenty five
          (25) years.  Extension of the term of the TriNet Lease to twenty five
          (25) years shall cause the TriNet Lease to constitute a Capitalized Lease under the Agreement and, accordingly, ICG Holdings, Inc.'s obligations under the TriNet Lease shall constitute Indebtedness which is not otherwise permitted under Section 6.3 of the Agreement.
          Lenders acknowledge that certain of the monies constituting the security deposit under the TriNet Lease shall be used to satisfy obligations secured by mechanics liens which encumber the referenced garage, but the foregoing waiver shall not otherwise permit ICG Holdings, Inc. or any other Borrower to make any payments in respect of such mechanics liens. Application of such security deposit as described above shall not constitute a Capital Expenditure by ICG Holdings, Inc. for the purposes of Section 6.4 of the Agreement.

          The Lenders have agreed to the foregoing waiver in part in reliance upon a representation by the Borrowers that the guaranteed maximum price to complete construction of the referenced garage is approximately $7,600,000, which cost includes satisfaction of all obligations currently secured by mechanics liens which encumber such property. Borrowers hereby acknowledge and agree that it shall constitute an Event of Default under the Agreement in the event that ICG Holdings, Inc. or any other Borrower or any of their respective Subsidiaries are obligated to pay $500,000 or more (in the aggreate) in construction costs in respect of the referenced garage other than through the application of the referenced $10,000,000 security deposit.

          The foregoing waiver is effective only in this specific instance, and the Borrowers hereby acknowledge their obligations under Sections 6.3, 6.4, 6.9 and 6.11 of the Agreement, and the Borrowers hereby acknowledge that the foregoing waiver shall not in any way waive compliance with any other provisions of the Agreement.

          Section 3.  Effectiveness.  The effectiveness of this Amendment is
                      -------------
subject to the satisfaction and occurrence of the following conditions precedent:

          3.1 The Agent shall have received executed counterparts of this Amendment which, when taken together, bear the signatures of the Borrowers and the Lenders.

          Section 4.  Full Force and Effect.  Except as specifically amended
                      ---------------------
hereby, all of the terms and conditions of the Waiver and the Agreement shall remain in full force and effect, and the same are hereby ratified and confirmed. No reference to this Amendment need be made in any instrument or document at any time referring to the Waiver, a reference to the Waiver in any of such to be deemed to be a reference to the Waiver as amended hereby.

          Section 5.  Counterparts.  This Amendment may be executed in any
                      ------------
number of counterparts, each of which shall constitute an original, but all of which taken together shall constitute one and the same agreement.

          Section 6.  Headings.  The various headings of this Amendment are
                      --------
inserted for convenience only and shall not affect the meaning or interpretation of this Amendment or any provisions hereof.

           [The remainder of this page is intentionally left blank.]

          IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed as of the day and the year first written.

                                   BORROWERS:

                                   ICG COMMUNICATIONS, INC.


                                   By: /s/ Bernard L. Zuroff
                                       -------------------------
                                   Name:   Bernard L. Zuroff
                                   Title:  Executive Vice President

                                   ICG TEVIS, INC.


                                   By: /s/ Bernard L. Zuroff
                                       -------------------------
                                   Name:   Bernard L. Zuroff
                                   Title:  Vice President

                                   ICG FUNDING, LLC

                                   By:     ICG Communications, Inc.,
                                           its Managing Member


                                           By: /s/ Bernard L. Zuroff
                                               -------------------------
                                           Name:   Bernard L. Zuroff
                                           Title:  Executive Vice President

                                   ICG SERVICES, INC.


                                   By: /s/ Bernard L. Zuroff
                                       -------------------------
                                   Name:   Bernard L. Zuroff
                                   Title:  Executive Vice President

                                   ICG MOUNTAIN VIEW, INC.


                                   By: /s/ Bernard L. Zuroff
                                       ------------------------
                                   Name:   Bernard L. Zuroff
                                   Title:  Executive Vice President

                                   ICG NETAHEAD, INC.


                                   By: /s/ Bernard L. Zuroff
                                       --------------------------
                                   Name:   Bernard L. Zuroff
                                   Title:  Executive Vice President

                                   ICG EQUIPMENT, INC.


                                   By: /s/ Bernard L. Zuroff
                                       --------------------------
                                   Name:   Bernard L. Zuroff
                                   Title:  Executive Vice President

                                   ICG CANADIAN ACQUISITION, INC.


                                   By: /s/ Bernard L. Zuroff
                                       --------------------------
                                   Name:   Bernard L. Zuroff
                                   Title:  Executive Vice President

                                   ICG HOLDINGS (CANADA) CO.


                                   By: /s/ Bernard L. Zuroff
                                       --------------------------
                                   Name:   Bernard L. Zuroff
                                   Title:  Executive Vice President

                                   ICG HOLDINGS, INC.


                                   By: /s/ Bernard L. Zuroff
                                       --------------------------
                                   Name:   Bernard L. Zuroff
                                   Title:  Executive Vice President

                                   ICG TELECOM GROUP, INC.


                                   By: /s/ Bernard L. Zuroff
                                       --------------------------
                                   Name:   Bernard L. Zuroff
                                   Title:  Vice President

                                   NIKONET, LLC

                                   By:     ICG Telecom Group, Inc.,
                                           its Managing Member


                                           By: /s/ Bernard L. Zuroff
                                               ------------------------------
                                           Name:   Bernard L. Zuroff
                                           Title:  Vice President

                                   ICG OHIO LINX, INC.


                                   By: /s/ Bernard L. Zuroff
                                       --------------------------
                                   Name:   Bernard L. Zuroff
                                   Title:  Vice President

                                   ICG ENHANCED SERVICES, INC.


                                   By: /s/ Bernard L. Zuroff
                                       --------------------------
                                   Name:   Bernard L. Zuroff
                                   Title:  Vice President

                                   COMMUNICATIONS BUYING GROUP, INC.


                                   By: /s/ Bernard L. Zuroff
                                       --------------------------
                                   Name:   Bernard L. Zuroff
                                   Title:  Vice President

                                   ICG TELECOM GROUP OF VIRGINIA, INC.


                                   By: /s/ Bernard L. Zuroff
                                       --------------------------
                                   Name:   Bernard L. Zuroff
                                   Title:  Vice President

                                   ICG DATACHOICE NETWORK SERVICES, L.L.C.

                                   By:     ICG Telecom Group, Inc.,
                                           its Managing Member


                                           By: /s/ Bernard L. Zuroff
                                               -------------------------
                                           Name:   Bernard L. Zuroff
                                           Title:  Vice President

                                   PTI HARBOR BAY, INC.


                                   By: /s/ Bernard L. Zuroff
                                       ------------------------
                                   Name:   Bernard L. Zuroff
                                   Title:  Vice President

                                   BAY AREA TELEPORT, INC.


                                   By: /s/ Bernard L. Zuroff
                                       ------------------------
                                   Name:   Bernard L. Zuroff
                                   Title:  Vice President

                                   ICG ACCESS SERVICES - SOUTHEAST, INC.


                                   By: /s/ Bernard L. Zuroff
                                       ------------------------
                                   Name:   Bernard L. Zuroff
                                   Title:  Vice President

                                   TRANS AMERICAN CABLE, INC.


                                   By: /s/ Bernard L. Zuroff
                                       ------------------------
                                   Name:   Bernard L. Zuroff
                                   Title:  Vice President

                                   ICG TELECOM OF SAN DIEGO, L.P.

                                   By:  ICG Telecom Group, Inc.,
                                        its General Partner


                                        By: /s/ Bernard L. Zuroff
                                            ----------------------------
                                        Name:   Bernard L. Zuroff
                                        Title:  Vice President

                                   WESTERN PLAINS FINANCE, L.L.C.

                                   By:  ICG Telecom Group, Inc.,
                                        its Managing Member


                                        By: /s/ Bernard L. Zuroff
                                            ----------------------------
                                        Name:   Bernard L. Zuroff
                                        Title:  Vice President

                                   ICG CHOICECOM MANAGEMENT, LLC

                                   By:  ICG Telecom Group, Inc.,
                                        its Managing Member


                                        By: /s/ Bernard L. Zuroff
                                            ----------------------------
                                        Name:   Bernard L. Zuroff
                                        Title:  Vice President

                                   ICG CHOICECOM, L.P.

                                   By:  ICG ChoiceCom Management, LLC
                                        its General Partner

                                        By:  ICG Telecom Group, Inc.,
                                             its Managing Member


                                             By: /s/ Bernard L. Zuroff
                                                 -----------------------
                                             Name:   Bernard L. Zuroff
                                             Title:  Vice President

                                   DOWNNORTH, INC.


                                   By: /s/ Bernard L. Zuroff
                                       ------------------------------
                                   Name:   Bernard L. Zuroff
                                   Title:  Vice President

                                   THE CHASE MANHATTAN BANK,
                                   Individually and as Agent


                                   By: /s/ Norma C. Corio
                                       ------------------------------
                                   Name:   Norma C. Corio
                                   Title:  Managing Director